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                                                                   EXHIBIT 10.49



                          INVENTORY SECURITY AGREEMENT

        This Inventory Security Agreement is made this 2nd day of December 1997 by and between JALATE, LTD., a California corporation having a principal place of business at 1675 South Alameda Street, Los Angeles, CA 90021 ("DEBTOR") and HELLER FINANCIAL, INC., a Delaware corporation having a place of business at 505
N. Brand Boulevard, Glendale, CA ("HELLER").

      WHEREAS, Heller has made and from time to time may make loans or otherwise extend credit to Debtor, and in connection therewith, Debtor has agreed to grant to Heller a security interest in all of Debtor's now owned or hereafter acquired inventory, and

      WHEREAS, Heller is willing to do so, subject to the terms, covenants and warranties hereinafter set forth.

      NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and other valuable consideration, the parties do hereby covenant, warrant and agree as follows:

1. Debtor hereby grants to Heller a security interest in all its now owned and hereafter acquired (a) Inventory and all proceeds of the Inventory, and the payment and performance of all indebtedness now or hereafter owed by Debtor to Heller including, without limitation, all indebtedness arising under or referred to in that certain Collection Date Factoring Agreement executed by Debtor and Heller (the "AGREEMENT") together with all other related amendments, documents and instruments, all of which are effective as of June 30, 1997 (the "FINANCING AGREEMENTS"), and delivered or assigned to Heller, and (ii) any and all other present or future indebtedness, obligations or liabilities (direct or indirect, absolute or contingent) now due or hereafter due from Debtor to Heller. "INVENTORY" as used in this Security Agreement means and includes all goods intended for sale or lease by Debtor or to be furnished by Debtor under contracts of service, all such goods that may be returned to Debtor by its customers, all raw materials, goods in process in all stages of manufacture, finished goods, materials and supplies of every nature, used or usable, in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of such goods, all contract rights with respect thereto, and all documents of title representing the same.

2. Upon Debtor's request, Heller may make loans to Debtor prior to Debtor's sale of Inventory. All such loans will be made at Heller's sole discretion, will be charged to Debtor's account, will be repayable upon Heller's demand and will bear interest payable in the manner and at the same rate as a specified in the Agreement and shall in all other respects be governed thereby.

3. Debtor hereby represents, warrants, covenants and agrees that: (a) all Inventory, patents, trademarks. and trade names are and shall be owned by it free from any security interest, lien or encumbrance except such as are held by Heller, and that the Inventory shall be kept at the locations identified below; (b) Debtor shall not (without Heller's prior written approval) remove, sell or otherwise dispose of any Inventory except for the purposes of sale in the ordinary course of business; (c) if any sale of Inventory is made for cash, Debtor shall immediately deliver to Heller the identical checks, cash or other forms of payments which Debtor receives therefor, and all payments received by Debtor on Accounts (as defined in the Agreement) or other proceeds arising from the sale of Inventory will be credited to Debtor's account in accordance with the provisions of the Agreement; (d) Debtor shall perform any and all actions requested by Heller to perfect its security interests in the Inventory and all of Heller's rights hereunder (such actions shall include but not be limited to, leasing warehouses to Heller or its designee; placing and



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      maintaining signs; appointing custodians; executing and filing financing or continuation statements under the Uniform Commercial Code in form and substance satisfactory to Heller; maintaining Inventory records; transferring Inventory to warehouses and delivering to Heller documents of title in Heller's name, and; if any Inventory is in the possession or control of any of Debtor's agents or processors, Debtor shall notify such agents or processors of Heller's security interests therein and, upon Heller's request, instruct them to hold all such Inventory for Heller's account and subject to Heller's instructions); (e) Heller may examine and inspect the Inventory at any time and a physical listing of all Inventory wherever located shall be taken by Debtor at least every three (3) months and whenever otherwise requested by Heller, and a copy of each such physical listing shall be supplied to Heller; (f) Debtor shall reimburse Heller for all expenses, including reasonable attorneys' fees, incurred or paid by Heller in protecting or enforcing any of its rights hereunder; (g) in the event of a default hereunder or under the Agreement, Heller shall have the right to take physical possession of the Inventory and to maintain such possession on Debtor's premises or request Debtor to assemble the Inventory and make it available to Heller at a place to be reasonably designated by Heller; and (h) Debtor shall at all times and at its own expense keep the Inventory insured against loss or damage by fire, theft, extended coverage and such other hazards as Heller may specify, in such amounts and companies and under such policies and in such form as shall be acceptable to Heller, and the policies shall be endorsed in Heller's favor so that any loss thereunder shall be payable to Heller as its interest may appear and such policies shall be deposited with Heller. In the event Debtor fails to provide Heller with evidence of the insurance coverage required by or this Agreement, Heller may, but is not required to, purchase insurance at Debtor's expense to protect Heller's interests in the Inventory. This insurance may, but need not, protect Debtor's interests. The coverage purchased by Heller may not pay any claim made by Debtor or any claim that is made against Debtor in connection with the Inventory. Debtor may later cancel any insurance purchased by Heller, but only after providing Heller with evidence that Debtor has obtained insurance as required by this Agreement. If Heller purchases insurance for the Inventory, Debtor will be responsible for the costs of that insurance, including interest and other charges imposed by Heller in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Obligations. The costs of the insurance may be more than the cost of insurance Debtor is able to obtain on its own.

4. Debtor further warrants to and agrees with Heller that: (a) Debtor is and will be a corporation, validly existing and in good standing under the laws of the State of California and duly qualified to conduct its business in any jurisdiction where any of the Inventory may now or hereafter be located; (b) Debtor is duly authorized to execute this Agreement and the Financing Agreements and such agreements upon execution, will be valid, enforceable and binding upon the Debtor in accordance with their terms;
      (c) Debtor shall pay and perform all of its obligations to Heller under the Financing Agreements and this Agreement according to their terms, whether by maturity, by acceleration or otherwise; (d) Debtor shall immediately advise Heller in writing of any change in any of Debtor's places of business or the opening of any new place of business; and (e) Debtor shall join with Heller in executing one or more financing statements pursuant to the Uniform Commercial Code and any other document, in a form satisfactory to Heller, necessary to perfect the security interest granted herein or to effectuate the purposes of this Agreement.

5. Default by Debtor as to any present or future agreement, obligation, indebtedness, note, mortgage, guaranty, security agreement, instrument or document to which Heller and Debtor are parties, shall constitute an event of default under every other agreement, obligation, instrument or document to which Heller and Debtor are parties, and all security and collateral theretofore or to be delivered to Heller pursuant thereto shall be deemed and considered to be and shall be collateral and security for each and every present or future agreement, obligation, indebtedness, note, mortgage, guaranty, security agreement, instrument or document delivered by Debtor to



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      Heller. Heller shall have the right, without obligation of apportionment to look to any of such collateral or security for satisfaction of any present or future obligation of Debtor to Heller.

6. Until default, Debtor may retain possession of the Inventory and use it in any lawful manner not inconsistent with this Agreement or with the terms or conditions of any policy of insurance thereon. Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions:

      (a) Default by Debtor in payment of any indebtedness or obligation now or hereafter owed by Debtor to Heller or default in the performance of any obligation, covenant or liability contained in this Agreement or the Financing Agreements; or

      (b) Any warranty, representation or statement made or furnished to Heller by or on behalf of Debtor proves to have been false in any material respect when made or furnished; or

      (c) Any loss, theft, damage or destruction of any material portion of the Inventory which is not covered by insurance as provided herein, or the making of any levy, seizure or attachment thereof or thereon, or any unauthorized sale or encumbrance with respect thereto; or

      (d) Dissolution, termination of existence, discontinuance of the business, insolvency, business failure, or appointment of a receiver of any part of the property of, or assignment for the benefit of creditors by, the Debtor or the commencement of any proceedings under any bankruptcy or insolvency laws by or against Debtor.

7. Upon any such default as set forth in the preceding section of this Agreement, Heller shall then, or at any time thereafter, have all the rights and remedies of a Secured Party under the Uniform Commercial Code, all rights provided in this Agreement and the Financing Agreements, or in any other applicable security or loan agreement or document, all of which rights and remedies shall, to the full extent permitted by law, be cumulative. Heller may enter upon the Debtor's premises to take possession of the Inventory, to remove it, to render it unusable or dispose of the Inventory on the Debtor's premises, and the Debtor agrees not to resist or interfere. The Debtor waives notice of and the holding of a judicial hearing prior to repossession or replevin of the Inventory by Heller. Heller may require the Debtor to assemble the Inventory and make it available at a place designated by Heller which is mutually convenient.

      Any notice in writing of the sale, disposition or other intended action by Heller after default by Debtor which is sent by mail, postage prepaid, to the Debtor at its principal place of business specified above, or such other address of Debtor which may from time to time be shown on Heller's records, at least ten days prior to such actions, shall constitute reasonable notice to the Debtor. The waiver of any default hereunder shall not be a waiver of any subsequent default or of the same default on a future occasion.

8. All rights of Heller hereunder shall inure to the benefit of its successors and assigns and all obligations of the Debtor shall bind its heirs, executors, administrators, successors and assigns.

9. This Agreement may not be amended, modified or terminated except in writing signed by the party to be charged.

10. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

11. CONSENT TO JURISDICTION. DEBTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF LOS ANGELES



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      STATE OF CALIFORNIA AND IRREVOCABLY AGREES THAT, SUBJECT TO HELLER'S
      ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER FINANCING AGREEMENTS SHALL BE LITIGATED IN SUCH COURTS. DEBTOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. DEBTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON DEBTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO DEBTOR, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

12. WAIVER OF JURY TRIAL. DEBTOR AND HELLER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE OTHER FINANCING AGREEMENTS. DEBTOR AND HELLER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER FINANCING AGREEMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. DEBTOR AND HELLER WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

      This Agreement has been executed by Debtor, being duly authorized and empowered, and Heller on the day and year just above written.

JALATE,LTD.                                     HELLER FINANCIAL, INC.



By:        [SIG]                                By:         [SIG]
    _______________________________                 ____________________________

Title:   V.P. FINANCE                           Title:      V.P.
       ____________________________                    _________________________


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